SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement          [ ] Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PSB BANCGROUP, INC.
                              -------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
                                ------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:
                                                      --------------------------

(3)     Filing Party:
                      ----------------------------------------------------------

(4)     Date Filed:
                    ------------------------------------------------------------

                               PSB BANCGROUP, INC.
                               LAKE CITY, FLORIDA





                                 March 15, 2002


Dear Fellow Shareholders:

     This is our fourth year of operations and it is our pleasure to invite you to attend PSB BancGroup, Inc.'s 2002 Annual Meeting of Shareholders. This year's Annual Meeting will be held at First Baptist Church, located at 206 East Orange Street, Lake City, Florida 32055, on Tuesday, April 16, 2002, at 2:00 p.m., Eastern Time.

     The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of PSB BancGroup, Inc., as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to respond to your questions.

     YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

     On behalf of the Board of Directors and all our employees, we look forward to seeing you at the Annual Meeting.

                                           Sincerely,



                                           Robert W. Woodard
                                           President and Chief Executive Officer

                               -------------------
                               PSB BANCGROUP, INC.
                               -------------------




                            ________________________

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 2002
                            ________________________

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of PSB BancGroup, Inc. ("Annual Meeting") will be held at First Baptist Church, located at 206 East Orange Street, Lake City, Florida 32055, on April 16, 2002, at 2:00 p.m., Eastern Time to consider the following proposals:

         Proposal I       The  election  of three Class III members of the Board
                          of Directors, each for a three-year term;

         Proposal II      The  adoption  of  the  Second  Amended  and  Restated
                          Warrant Plan;

         Proposal III     The ratification of the appointment of Hacker, Johnson
                          & Smith,  P.A.  as the  independent  auditors  for PSB
                          BancGroup,  Inc., for the fiscal year ending  December
                          31, 2002;

         Proposal IV      The  adjournment  of the  Annual  Meeting  to  solicit
                          additional   proxies  in  the  event   there  are  not
                          sufficient  votes  to  approve  any of  the  foregoing
                          Proposals; and

         To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 18, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve Proposals I, II or III at the Annual Meeting, the Annual Meeting may be adjourned pursuant to Proposal IV, to permit further solicitation of proxies by PSB BancGroup, Inc.


                                              By Order of the Board of Directors



                                              Thomas M. Riherd, II
                                              Corporate Secretary
Lake City, Florida
March 15, 2002

                              -------------------
                              PSB BANCGROUP, INC.
                              -------------------

                              500 South 1st Street
                            Lake City, Florida 32025

                               ------------------

                                 PROXY STATEMENT

                               ------------------


                                     GENERAL
Annual Meeting

--------------------------------------------------------------------------------
         DATE:                April 16, 2002
         TIME:                2:00 p.m. (Eastern Time)
         LOCATION:            First Baptist Church, 206 East Orange Street
                              Lake City, Florida 32055
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on February 18, 2002, in connection with the solicitation of proxies by the Board of Directors of PSB BancGroup, Inc. ("PSB"), the parent holding company of Peoples State Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at PSB's 2002 Annual Meeting of Shareholders ("Annual Meeting"). PSB's Annual Report, including financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 15, 2002.

     Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted:

         o "FOR" the election of the three Class III director nominees;

         o                "FOR" the adoption of the Second  Amended and Restated
                          Warrant Plan;

         o "FOR" the ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent auditors for the fiscal year ending December 31, 2002; and

         o "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the Proposals.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

     The Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting. Unless you indicate otherwise, however, execution of the enclosed Proxy Card confers discretionary authority upon the designated proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

     It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

     Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke a proxy, however, at any time prior to its exercise by:

         o    delivering a written notice of revocation to PSB;
         o    delivering a duly executed proxy bearing a later date to PSB; or
         o    attending the Annual Meeting and voting in person.

Voting Procedures

     Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

     Pursuant to the terms of PSB's Amended and Restated Warrant Plan dated March 25, 1998, the affirmative vote of at least 66% of PSB's shares of common stock is required to adopt the Second Amended and Restated Warrant Plan. Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

     If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot independently vote its customers' shares on non- routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. Proposal II, Adoption of the Second Amended and Restated Warrant Plan is considered to be non-routine. Therefore, to ensure that your shares will be voted at the Annual Meeting, we encourage you to provide instructions to your brokerage firm as to how your shares should be voted.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

     2 The close of business on February 18, 2002, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 518,200 shares of PSB outstanding, which were held by approximately 200 shareholders.

Beneficial Ownership

     The following table contains information regarding the only people known to us to be the beneficial owners of 5% or more of the outstanding shares of PSB common stock as of the record date.

Name/Address of                                    Number of          Percent of
Beneficial Owner                                   Shares(1)             Class
----------------                                   ---------             -----

ABC BancGroup                                        49,000              9.03%
310 First Street, SE
Moultrie, Georgia 31768

Samuel F. Brewer                                     56,840             10.40
512 West Montgomery Street
Lake City, Florida 32025-5118

Frank A. Broome, III                                 43,000              7.97
2902 224th Street
Lake City, Florida 32025-5118

John W. Burns, III                                   32,600              6.10
RR 13 Box 319
Lake City, Florida 32055

Jasper and Marthalene Davis                          31,200              5.84
Family Partnership, LLP
936 Gordon Avenue
Thomasville, Georgia 32792

Renny B. Eadie, III                                  39,000              7.25
Rt. 22, Box 2913
Lake City, Florida 32024

Robert M. Eadie                                      39,000              7.25
Rt. 13, Box 559
Lake City, Florida 32055

George or James Fletcher                             36,000              6.71
P.O. Box 578
Branford, Florida 32008

Lois and Laurie Kirby(2)                             43,468              8.05
P.O. Box 567
Lake City, Florida 32056

Shilpa U. Mhatre                                     39,068              7.27
Rt. 18, Box 600
Lake City, Florida 32025

Alton C. Milton, Sr.                                 27,800              5.22
2732 S. First Street
Lake City, Florida 32025

Alton C. Milton, Jr.                                 27,800              5.22
2732 S. First Street
Lake City, Florida 32025


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

Andrew T. Moore                                      33,512              6.26
104 Fairway Drive
Lake City, Florida 32055

Roger W. Ratliff                                     50,000              9.20
14860 S.E. CR 137
Jasper, Florida 32052

Robert W. Woodard                                    32,200              5.97
500 South 1st Street, Suite 1
Lake City, Florida 32025
 _________________________________

(1) Includes warrants and options to purchase common stock and shares for which the named person:
      o    has sole voting and investment power;
      o    has shared voting and investment power; or
      o    holds in an IRA or other retirement plan program.
(2) 21,734 shares owned by the Laurie G. Kirby Revocable Trust and 21,734 shares owned by the Lois F. Kirby Revocable Trust.


                           BOARD OF DIRECTORS MEETINGS

     At this time PSB does not compensate its directors for their service on the Board or for their attendance at Board meetings. During the fiscal year ended December 31, 2002, the Board of Directors met six times. Five of PSB's directors attended at least 75% of the Board meetings. Both Shilpa U. Mhatre and Andrew T. Moore attended 33% of the Board meetings. The Board has no standing committees.


                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Board of Directors is presently comprised of seven members. PSB's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class III directors are being elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

     The three nominees, Alton C. Milton, Sr., Andrew T. Moore and Robert W. Woodard, have indicated that they are willing to stand for election and to serve as directors if elected. If a director nominee becomes unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

     Information relating to the business experience, age and beneficial ownership of PSB capital stock of each director nominee, continuing director and non-director officer is set forth below.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

DIRECTOR NOMINEES

CLASS III DIRECTORS
TERMS TO EXPIRE IN 2005

Alton C. Milton, Sr., age 67,  is a  native   27,800 shares of common stock*
of Columbia  County.  Mr.  Milton  received   5.22% of common stock outstanding
his GED from  Columbia High School in 1957.
In  1975,  he  opened  Sunshine  True Value
Hardware, which is wholly-owned by him and his son. He served as a director of Lake
City Federal Savings & Loan, which later became Sun Federal, and was merged with Anchor Savings & Loan in 1986. He is a member of the Lake City Chamber of Commerce and a member of the Deep Creek Advent
Christian Church. Mr. Milton also serves as a director of the Bank.

Andrew  T.  Moore,  age  50,  attended  The   33,512 shares of common stock*
Bolles School in Jacksonville, from 1966 to   6.26% of common stock outstanding
1970  and   graduated   from   Jacksonville
University  in  1974  with  a BS  degree in
Business.  Mr.  Moore  joined   the  family
business,  Rountree-Moore  Ford/Toyota,  in
May  of  1974  and  is  presently its  Vice
President  and   General  Manager.  He  has
served  as  President and Treasurer of  the
Lake  City  Kiwanis  Club,  five years as a
Board Member  of  the   Lake  City/Columbia
County Chamber of Commerce and three  years
as  a  Columbia  County  Boys  Club   Board
Member.

Robert W. Woodard, age 52, is the President   32,200 shares of common stock*
and Chief Executive Officer of PSB, and the   5.97% of common stock outstanding
Executive Vice President  of  the Bank. Mr.
Woodard  began  his banking career in 1969.
He  moved  to  Lake  City, Florida, in 1987
where  he  joined  Barnett  Bank  of  North
Central   Florida   as   Vice    President,
Commercial   Loans.  In  August,  1992,  he
joined  CNB  National  Bank  (Lake City) as
Vice   President,   Commercial  Loans.  Mr.
Woodard left CNB in 1997  to  organize  PSB
and  the  Bank.  He  serves as Chairman  of
the  Lake  City  Planning and Zoning Board;
is  a  member  of   the   Columbia   County
Industrial  Development  Authority;  is   a
member  of  Shands  at  Lakeshore  Hospital
Authority  Board;  and  is  a  member   and
President-Elect of Lake  City Rotary  Club.
Mr. Woodard also serves as a director of the Bank.

                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

CONTINUING DIRECTORS

CLASS I DIRECTORS
TERMS TO EXPIRE IN 2003

John  W.  Burns,  III, age  41, is  a State   32,600 shares of common stock*
Farm  Insurance  Agent  in  Lake  City. Mr.   6.10% of common stock outstanding
Burns  was born  and  raised in  Lake City,
Florida.   He   graduated   from    Stetson
University in DeLand in  1981  with  a  BA.
degree.  He has been a State Farm Insurance
Agent  since  1989 and was named one of the
top 50 agents in the country in   1990.  He
has  served   as  President,  Treasurer and
Campaign  Chairman  of  the  United  Way of
Suwannee Valley. Mr. Burns is currently a member of the Lake City Elks Lodge and the Lake City Rotary Club.

Robert M. Eadie, age 50,  a native of  Lake   39,000 shares of common stock*
City,  Florida.   Mr.  Eadie graduated from   7.25% of common stock outstanding
Columbia  High  School  and received  an AA
degree from Lake  City  Community  College.
After serving in  the  U.S. Army, Mr. Eadie
joined his father in the family business in
1975.  Since then, he has managed Lake City
Industries,  Inc., a lumber  and   building
supply  business.  He  presently  serves as
the   company's   President   and  as  Vice
President of Columbia Ready Mix,  Inc.  Mr.
Eadie is a member of First Baptist Church, the Masonic Lodge, the Shrine Club and the Lake City York Rite.

CLASS II DIRECTORS
TERMS TO EXPIRE IN 2004

Shilpa U. Mhatre, age 48, received a  BS in   39,068 shares of common stock*
Microbiology from the University of  Bombay   7.27% of common stock outstanding
in 1974. For over 20 years, Ms. Mhatre  has
operated    the    business    office   for
Psychiatric Associates  of Lake City, P.A.,
a successful medical practice owned by  her
husband.  In  addition,  for  the  past  15
years, she has owned and managed several residential and commercial properties in
Lake City, Florida.

Alton  C. Milton, Jr., age  32,  is a  1988   27,800 shares of common stock*
graduate  of  Columbia  High  School,  Lake   5.22% of common stock outstanding
City.  Upon graduation, he  and  his father
became  joint  partners  in  M & M Farms, a
venture  that  includes  tree  and   cattle
farming. In 1991, Mr. Milton joined his father at the Sunshine True Value Hardware
Store, in Lake City, and now serves as its Vice President. He also serves as Vice
President of Sunshine Electrical & Plumbing
Supply, Inc., a wholesaler and distributor of plumbing and electrical supplies. Mr.
Milton's father is Alton C. Milton, Sr., who is also a director of PSB.





                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

NON-DIRECTOR OFFICER

Thomas M. Riherd, II,  age 42, is the Chief   1,000 shares of common stock
Financial  Officer  of  PSB  and  the Bank.   0.19% of common stock outstanding
Before joining PSB in July 2000, Mr. Riherd
was  Vice  President  and Senior Operations
Officer  for  Columbia  County  Bank,  Lake
City.  From  September  to  December  1996,
he served as Chief Financial Officer of CNB
National Bank (Lake City).  Prior to  that,
he  served as President  (1993 to 1996) and
Vice  President/Chief   Financial   Officer
(1984 to 1993) of Farmers & Dealers Bank in
Lake  Butler  until  its  merger  with  CNB
National Bank. Mr. Riherd earned an MBA from Jacksonville University in 1987 and a BSBA in Finance from Auburn University in 1980.

All PSB Directors and Officers  as a  Group   232,980 shares of common stock*
(8 persons)                                   36.42% of common stock outstanding

_______________

* Includes warrants and options to purchase common stock and shares for which the named person:

     o has sole voting and investment power;

     o has shared voting and investment power; or

     o holds in an IRA or other retirement plan program.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
                     the Three Class III Director Nominees.
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth, for the fiscal years ended December 31, 2001, 2000 and 1999, the total compensation paid to or accrued by the Chief Executive Officer and President of PSB.


                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                           ANNUAL COMPENSATION              AWARDS
                                                                          Other
            Name and                                                     Annual      Securities Underlying
       Principal Position        Year      Salary (1)    Bonus     Compensation(2)         Options (3)
       ------------------        ----      ----------    -----     ---------------         -----------
Robert W. Woodard                2001        $71,000      $250          $4,279                None
President/CEO of                 2000         71,000         -           4,279               10,000
PSB and Executive Vice           1999         67,500         -           4,279                None
President of the Bank
____________________

         (1) Total base salary paid during the calendar year.
         (2) Family health insurance coverage.
         (3) Number of stock options granted.



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

Executive Compensation Policies and Program

     The compensation of PSB's and the Bank's executive officers are determined by the respective Boards of Directors, excluding any director who is also an executive officer. Only Mr. Woodard, President and Chief Executive Officer of PSB and Wesley T. Small, Chief Executive Officer and President of the Bank, serve as both directors and as executive officers. Initially, the respective Chief Executive Officers determine the salary range recommendations for all employees, including executives other than themselves. The Chief Executive Officers then present their recommendations to the Boards, which review and analyze all information that has been submitted. Thereafter, the respective Boards determine the compensation of all executive officers, including the compensation of the Chief Executive Officers. PSB's and the Bank's executive compensation program is designed to:

         o    attract and retain qualified management;
         o    meet short-term financial goals; and
         o    enhance long-term shareholder value.

     PSB and the Bank strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer in that position. The level of base salaries for the Chief Executive Officers for PSB and the Bank and other executive officers are determined by the respective Boards of Directors based upon competitive norms, derived from annual surveys published by several independent banking institutes or private companies specializing in financial analysis of financial institutions. Such surveys provide information regarding compensation of financial institution officers and employees based on size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. PSB and the Bank set their compensation ranges at or near the median for executives at similar financial institutions. Actual salary changes are based upon an evaluation of each individual's performance based upon established objectives and specific job description objectives, as well as the overall performance of PSB and the Bank. In 2001, each Bank officer received a $250 bonus.

Board Interlocks and Insider Participation in Compensation Decisions

     Robert W. Woodard, President and Chief Executive Officer of PSB and Executive Vice President of the Bank, is a member of PSB's and the Bank's Board of Directors. Mr. Woodard participated in the Boards' deliberations regarding executive compensation, but did not participate in any deliberations regarding his own compensation or transactions. Wesley T. Small is the President and Chief Executive Officer of the Bank and a member of the Bank's Board. Mr. Small participated in deliberations of the Bank's Board regarding executive compensation, but did not participate in any deliberations regarding his own compensation or transactions.

Benefits

     Officers of PSB and the Bank are provided hospitalization, major medical, long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

Employment Contracts

     PSB and the Bank have jointly entered into an employment agreement with Robert W. Woodard, President and Chief Executive Officer of PSB and Executive
Vice President of the Bank, and the Bank has entered into an employment agreement with Wesley T. Small, its President and Chief Executive Officer. The Bank and Chief Financial Officer Thomas M. Riherd, II have also entered into an Employee Severance Agreement. The following is a summary of those agreements:

     Robert W. Woodard's employment agreement was significantly amended and re-executed on July 28, 1997. Pursuant to its terms, Mr. Woodard is to receive a base salary, plus reimbursement of reasonable business expenses.

     The original term of Mr. Woodard's employment agreement was two years, with PSB and the Bank having the annual right to renew the agreement for successive one year terms, so the agreement may always have a two-year term. On July 20, 1999, May 16, 2000 and November 20, 2001, the Boards again decided to extend Mr. Woodard's agreement for one additional year, so that it now expires on June 16, 2003. Any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination may be no less than 30 days after delivery of the notice.

     Mr. Woodard's employment agreement provides for termination by PSB or the Bank for reasons other than for "just cause," and by Mr. Woodard for "good reason," as those terms are defined in the employment agreement. In the event the employment agreement is terminated by PSB or the Bank for reasons other than for "just cause" or by Mr. Woodard for "good reason," he shall be entitled to severance payments. The severance payments will be equal to Mr. Woodard's total compensation for the remainder of the term of the employment agreement, payable in semi-monthly sums, plus any accrued incentive compensation.

     If Mr. Woodard becomes disabled, he will be entitled to receive his monthly base salary until the earlier of three months, the date he returns to work, the date he begins work at another financial institution, or his death. In the event of Mr. Woodard's death, his estate shall be entitled to that portion of his compensation that would have been payable up to the first working day of the first month after his death.

     The employment agreement also permits Mr. Woodard to terminate his employment voluntarily. In the event of a voluntary termination, or a termination for just cause, all rights and benefits under the contract shall immediately terminate.

     Wesley T. Small's employment agreement became effective on September 21, 2000, and has an initial term of three years. Each day during the term of the agreement, an additional day is added on to the end of its term. Either party, however, can terminate these automatic renewals by giving notice to the other. Under the employment agreement, Mr. Small is entitled to receive a base salary, plus reimbursement of reasonable business expenses. Upon the Bank realizing a net profit for three consecutive months, Mr. Small is also to begin receiving an automobile allowance. The Bank realized its third consecutive profitable month in January 2002, and Mr. Small began receiving an automobile allowance in February 2002.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

     In the event Mr. Small's employment is terminated for reasons other than for "just cause," or if he terminates his employment for "good reason," as those terms are defined in his employment agreement, he shall receive as a severance payment, three years of his base salary, payable in semi- monthly installments. Should Mr. Small become disabled during the term of his employment agreement, he would be entitled to receive his monthly base salary until the earlier of three months, the date he returns to work, the date he begins work at another financial institutions or his death. In the event of Mr. Small's death, his estate shall be entitled to that portion of Mr. Small's compensation that would have been payable up to the first working day of the first month after his death.

     The employment agreement permits Mr. Small to terminate his employment voluntarily. In the event of a voluntary termination, or a termination for just cause, all rights and benefits under the contract shall immediately terminate.

     Thomas M. Riherd's Employee Severance Agreement became effective on October 15, 2001, and has an initial term of two years. On each October 1 thereafter, the agreement is automatically extended for one additional year unless the Bank elects not to extend the term.

     Mr. Riherd's Employee Severance Agreement provides for a severance payment of two times the highest annual salary he received from the Bank during the three years preceding the termination of his employment. Mr. Riherd will receive this severance payment only if a termination by the Bank is without "just cause" or at his election for "good reason," as those terms are defined in the agreement. Furthermore, either type of termination must occur following a change in control of the Bank.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors, executive officers and their immediate family members are also customers of the Bank, and it is anticipated that such individuals will continue to be customers in the future. Loans made to directors, executive officers, and their immediate families require approval of a majority of the disinterested directors approving the loan. All transactions between PSB, the Bank and its directors, executive officers and their immediate family members, and any principal shareholders, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2001, loans to directors, executive officers and their immediate family members represented approximately $1.4 million, or approximately 7.51% of the total loan portfolio, all of which are current and performing according to their terms.

     In addition, the Bank has purchased an insurance policy covering its main office building from the John W. Burns, III, State Farm Insurance Agency. The total annual cost of the premium for the policy is $4,000. Prior to purchasing this policy, the Bank solicited bids from two other insurance companies, but neither of those bids were lower than the bid submitted by the John W. Burns, III, State Farm Insurance Agency. The Bank renewed this policy in 2001, but did not solicit bids at that time.

                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                   PROPOSAL II
            APPROVAL OF THE SECOND AMENDED AND RESTATED WARRANT PLAN

     The Board of Directors has adopted a Second Amended and Restated Warrant Plan ("Amended Plan") to replace the Warrant Plan dated January 9, 1998, which was amended and restated on March 25, 1998 ("Original Plan"). A copy of the Amended Plan is included in this Proxy Statement as Exhibit A. Pursuant to
Section 14 of the Original Plan, the affirmative vote of the holders of at least 66% of PSB's shares is required to approve the adoption of the Amended Plan.

     A warrant to purchase one additional share for $9.00 was issued to the purchaser of each share of common stock purchased in PSB's initial public offering. The Original Plan contains the terms and conditions on which those warrants can be exercised, called and transferred. Three provisions of the Original Plan are being changed in the Amended Plan.

     The first amendment liberalizes the warrant transfer restrictions contained in Article II, Section 7 of the Original Plan. Under the Original Plan, warrants may only be transferred by their holder in connection with the transfer of an equal number of shares of PSB common stock. The Amended Plan will permit warrant holders to transfer their warrants independently of PSB common stock.

     This amendment will provide PSB stock and warrant holders with greater liquidity for their investment. To facilitate the trading and exercise of the warrants, PSB is amending its original securities registration statement filed with the Securities and Exchange Commission and has engaged Kendrick Pierce & Company, Inc. ("Kendrick Pierce") to act as a broker for potential buyers and sellers of warrants. During the term of the warrants, Kendrick Pierce will also undertake marketing activities to encourage warrant holders to either exercise or sell their warrants and to identify warrant buyers. If successful, these efforts will result in more warrants being exercised and will increase PSB's capital.

     This amendment, therefore, may affect the amount of warrants that are ultimately exercised, which will depend on the market's opinion of the future price of PSB common stock. The warrants permit the holders thereof to purchase one share of PSB for $9.00. If the market believes that the price of PSB common stock will be above $9.00, investors may obtain and exercise warrants. If the market believes that the price of PSB common stock will not consistently exceed $9.00, it is unlikely that a significant market for the warrants will develop or that a substantial number of warrants will be exercised. If the market believes that the price of such stock will consistently stay below $9.00, there will be no economic incentive for individuals to purchase or exercise warrants. The book value of PSB's common stock as of December 31, 2001 was $7.38.

     The second amendment provides that the expiration date of the warrant, as set in Article II, Section 1(d), be extended from the fourth annual anniversary of the date of issuance, which differs from warrant to warrant, but is typically in early June 2002, to September 9, 2002. On a warrant- holder-by-warrant-holder basis, this may have one of two effects on each warrant holder and on PSB's capitalization.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

     First, warrant holders who would not have exercised their warrants by the expiration date will have an additional three months in which to reevaluate their investment decision. This may result in additional warrants being exercised, thereby increasing PSB's capital.

     The second possible effect concerns those warrant holders who would have exercised their warrants by the expiration date. If these warrant holders are given the opportunity to delay the exercise of their warrants for three months, they may also reevaluate their investment decision to decline to exercise or delay the exercise of their warrants. This may result in fewer warrants being exercised. With this result, PSB will have a smaller capital influx than it would have had, had this Proposal not been approved and those warrant holders not changed their original investment decision.

     The third amendment will permit the Board of Directors to further amend the Amended Plan without shareholder approval, provided such amendment does not adversely affect the interests of warrant holders.

     With the exception of the three amendments described herein, the remaining terms of the Original Plan remain unchanged in the Amended Plan.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
          the Approval of the Second Amended and Restated Warrant Plan.
--------------------------------------------------------------------------------

                                  PROPOSAL III
           RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

     The Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as the independent auditor for PSB for the fiscal year ending December 31, 2002. A representative from the firm of Hacker, Johnson & Smith, P.A. is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
             the Appointment of Hacker, Johnson & Smith, P.A. as the
        Independent Auditor for the Fiscal Year Ending December 31, 2002.
--------------------------------------------------------------------------------

                                   PROPOSAL IV
                          ADJOURNMENT OF ANNUAL MEETING

     The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II or III at the Annual Meeting. In order to permit proxies that have been timely received by PSB to be voted for an adjournment, we are submitting this


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

Proposal as a separate matter for consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened Meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
                     the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in PSB's proxy materials for next year's Annual Meeting of Shareholders, any shareholder's proposal to take action at such meeting must be received at the PSB's corporate office at 500 South 1st Street, Suite 1, Lake City, Florida 32025, no later than November 15, 2002. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

     Our Bylaws provide an advance notice procedure for certain business, including nominations for directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, the shareholder must give written notice to the Corporate Secretary of PSB not less than ten days before the time originally fixed for such meeting.

                                  SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by PSB. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                        AVAILABILITY OF OTHER INFORMATION

     Accompanying this Proxy Statement is PSB's 2001 Form 10-KSB, which includes PSB's and the Bank's audited financial statements. Form 10-KSB also serves as the Annual Report to Shareholders and the Bank's Annual Disclosure Statement. Additional copies of PSB's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Robert W. Woodard, President and Chief Executive Officer, PSB BancGroup, Inc., 500 South 1st Street, Lake City, Florida 32025, telephone number (386) 754- 0002.


                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

     PSB currently files periodic reports (including Form 10-KSBs and Form 10-QSBs) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by PSB and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by PSB is available for review on this website. The address of the website is www.sec.gov.


PSB BancGroup, Inc.
March 15, 2002















                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                    EXHIBIT A















                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                               PSB BANCGROUP, INC.
                           SECOND AMENDED AND RESTATED
                                  WARRANT PLAN


================================================================================



                                    ARTICLE I
                               PURPOSE OF THE PLAN

     The Board of Directors of PSB BancGroup, Inc. ("Company") has determined that it is in the best interests of the Company to issue Warrants to purchase the Company's Common Stock in connection with the Company's initial public offering of Common Stock. The Company proposes to issue up to 600,000 shares of Common Stock and Warrants to purchase Common Stock in Units. Each Unit will contain one share of Common Stock and one Warrant which will entitle the holder thereof to purchase additional Common Stock. Therefore the Board of Directors, in order to provide for the above, has adopted this Warrant Plan ("Plan") on the date set forth herein.


                                   ARTICLE II
                                SCOPE OF THE PLAN

         Section 1. Definitions. Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

              a.  "Board" means the Board of Directors of the Company.

              b. "Call Date" means the date established by the Board upon which some or all of the Warrants must be exchanged for shares and if not so exchanged upon which such Warrants shall expire.

              c. "Common Stock" means the $0.01 par value common stock of the Company.

              d. "Expiration Date" shall be 5:00 p.m. Eastern Time on September 9, 2002 or 5:00 p.m. on the Call Date, whichever comes sooner.

              e. "Plan" means this Warrant Plan as adopted by the Board as set forth herein and as amended from time to time.

              f. "Warrant" means the right to purchase additional shares of Common Stock.



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                                              Exhibit A - Page 1

              g.  "Warrant  Certificate"  means the  evidence  of  ownership  of
                  Warrants,   as   executed   and  issued  by  the   Company  in
                  substantially the form attached hereto as Exhibit A.

         Section 2. Warrants. There is hereby authorized 600,000 Warrants, each of which shall be redeemable for one share of Common Stock of the Company. Warrants shall be included only in Units offered by the Company in its Initial Stock Offering. Any Warrants not issued in connection with the Initial Stock Offering shall automatically expire. Warrants may be redeemed by the Board at anytime after their one year anniversary.

         Section 3. Call Option. The Board may call some or all of the Warrants issued and outstanding anytime after the expiration of a 12 month period following the date such Warrants are issued. Warrants may be called on a pro-rata basis, or in their entirety, from all Warrant holders. If such action is taken by the Board, each Warrant holder shall be given written notice thereof and shall have 45 days from the date of such notice to present to the Company the Warrants so called, along with payment therefore as required in Section 10 herein. Warrants not presented for exchange during this period shall expire at 5:00 p.m. on the 45th day following the date of such notice.

         Section 4. Form of Warrants. The certificates evidencing the Warrants (the "Warrant Certificates") shall be substantially in the form set forth in Exhibit A attached hereto, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with provisions of this Plan, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or to conform to usage. Each Warrant Certificate shall entitle the registered holder thereof, subject to the provisions of this Agreement and of such Warrant Certificate, to purchase one fully paid and non-assessable share of Common Stock for each Warrant evidenced by such Warrant Certificate, at $9.00 per share.

         Section 5. Issuance of Warrants. The Warrant Certificates when issued shall be dated and signed on behalf of the Company, manually or by facsimile signature, by its Chairman of the Board or President, and by its Secretary or an Assistant Secretary under its corporate seal, if any. The seal of the Company, if any, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrants.

         Section 6. Registration of Warrant Certificates; Registered Owners. The Company shall maintain or cause to be maintained books for registration of ownership and transfer of ownership of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each such Warrant Certificate. The Company may deem and treat the registered holder of a Warrant Certificate as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise of such Warrants and



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                                              Exhibit A - Page 2
for all other purposes, and the Company shall not be affected by any notice to the contrary.

         Section 7. Registration of Transfers and Exchanges. The Company shall transfer from time to time, any outstanding Warrants upon the books to be maintained by the Company for that purpose, upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Assignment duly filled in and executed at any time prior to the Expiration Date. Upon receipt of a Warrant Certificate, with the Form of Assignment duly completed and executed, the Company shall promptly deliver a Warrant Certificate or Certificates representing an equal aggregate full number of Warrants to the transferee; provided, however, in case the registered holder of any Warrant Certificate shall elect to transfer fewer than all of the Warrants evidenced by such Warrant Certificate, the Company in addition shall promptly deliver to such registered holder a new Warrant Certificate or Certificates for the full number of Warrants not so transferred.

         Subject to Section 9 hereof, any Warrant Certificate or Certificates may be exchanged at the option of the holder thereof for Warrant Certificates of different denominations (subject to a minimum denomination of 100 warrants), of like tenor and representing in the aggregate the same number of Warrants, upon surrender of such Warrant Certificate or Certificates, with the Form of Assignment duly completed and executed, on or prior to the Expiration Date.

         The Company shall not effect any transfer or exchange which will result in the issuance of a Warrant Certificate for a fraction of a Warrant.

         Section 8. Mutilated, Destroyed, Lost or Stolen Warrant Certificates. Upon receipt by the Company of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, receipt by the Company of indemnity or security reasonably satisfactory to them, and reimbursement to them of all reasonable expenses incidental thereto, and, in the case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Company shall deliver a new Warrant Certificate of like tenor representing in the aggregate the same number of Warrants.

         Section 9. Payment of Taxes. With respect to any Warrant, the Company will pay all documentary stamp taxes attributable to the initial issuance of shares of Common Stock upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant or any certificates for shares of Common Stock in a name other than that of the registered holder of the Warrant or Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant or certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax if any, or shall have established to the satisfaction of the Company that such tax if required, has been paid.



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                                              Exhibit A - Page 3

         Section 10. Exercise, Purchase Price and Duration of Warrants. Subject to the provisions of this Agreement, the holder of a Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to that holder) one fully paid and non-assessable share of Common Stock for each Warrant at the initial exercise price of $9.00 per share (subject to adjustment as provided in Section 12 hereof), upon the surrender of the Warrant Certificate evidencing such Warrant Agent on any business day prior to 5:00 p.m. Eastern Time on the Expiration Date, with the Form of Election to Exercise on the reverse thereof duly completed and executed, and payment of the Exercise Price in lawful money of the United States of America in cash or by cashiers' or certified check payable to the Company. The exercise price and the shares of Common Stock issuable upon exercise of a Warrant shall be subject to adjustment from time to time in the manner specified in Section 12 and, as initially established or as so adjusted, are referred to herein as the "Exercise Price" and the "Shares," respectively. The Warrants shall be so exercisable either as an entirety or from time to time in part at the election of the registered holder thereof except that the Company shall not be required to issue certificates in denominations of less than 100 shares. In the event that fewer than all Warrants evidenced by a Warrant Certificate are exercised at any time prior to 5:00 p.m. Eastern Time on the Expiration Date a new Warrant Certificate will be issued for the Warrants not so exercised.

         No payments or adjustments shall be made for any cash dividends, whether paid or declared, on Shares issuable on the exercise of a Warrant.

         No fractional shares of Common Stock shall be issued upon exercise of a Warrant, but, in lieu thereof, there shall be paid to the registered holder of the Warrant Certificate evidencing such Warrant or other person designated on the Form of Election to Exercise as soon as practicable after date of surrender, an amount in cash equal to the fraction of the current market value of a share of Common Stock equal to the fraction of a share to which such Warrant related. For such purpose, the current market value of a share of Common Stock shall be the book value of the Common Stock as of the last day of the month immediately preceding the date of the Election to Exercise.

         Subject to Section 9 hereof, upon surrender of a Warrant Certificate, with the Form of Election to Exercise duly completed and executed, together with payment of the Exercise Price, the Company shall issue and deliver the full number of Shares issuable upon exercise of the Warrants tendered for exercise. Shares shall be deemed to have been issued, and any person so designated by the registered holder shall be deemed to have become the holder of record of a Share, as of the date of the surrender of the Warrant Certificate to which the Share relates and payment of the appropriate Exercise Price; provided, however, if the date of surrender of a Warrant Certificate shall occur within any period during which the transfer books for the Company's Common Stock are closed for any purpose, such person shall not be deemed to have become a holder of record of a Share until the opening of business on the day of reopening said transfer books, and certificates representing such Shares shall not be issuable until such day.



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                                              Exhibit A - Page 4

         Section 11. Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, through the close of business on the Expiration Date, the number of Shares deliverable upon the exercise of all outstanding Warrants.

         The Company covenants that all Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and non-assessable.

         The shares allocated for such Warrants were included for Registration under the Securities Act of 1993, and Rule 415 adopted thereunder, in a registration of securities filed by the Company with the Securities and Exchange Commission on January 13, 1998.

         Section 12. Adjustment of Exercise Price and Number of Shares Purchasable. The Exercise Price and the number of Shares which may be purchased upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence, after the date hereof, if the Company shall (i) declare a dividend on the Common Stock payable in shares of common stock, (ii) subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, then the Exercise Price in effect on the record date for that dividend or on the effective date of that subdivision or combination, and/or the number and kind of shares of capital stock issuable on that date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive solely the aggregate number and kind of shares of capital stock which, if the Warrant had been exercised immediately prior to that date, such holder would have owned upon exercise and been entitled to receive by virtue of that dividend, subdivision, or combination. The foregoing adjustments shall be made by the Company successively whenever any event listed above shall occur.

         Section 13. Notices to Warrant Holders. Upon any adjustment to the Exercise Price pursuant to Section 10 hereof, the Company within twenty calendar days thereafter shall cause to be given to the registered holders of outstanding Warrant Certificates at their respective addresses appearing on the Warrant Certificate register written notice of the adjustments by first-class mail, postage prepaid. Where appropriate, the notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

         Section 14. Supplements and Amendments. The Company, by action of its Board of Directors, may from time to time supplement or amend this Agreement without the consent or concurrence of or notice to any holders of Warrant Certificates or Warrants; provided that such action shall not adversely affect the interests of the holders of the Warrant Certificates or Warrants. Such adverse amendments to this Agreement may be approved by a vote of at least 66 percent of the Company's shares.



                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                                              Exhibit A - Page 5

         Section 15. Governing Law. This Plan and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

         Section 16. Benefits of This Plan. Nothing in this Plan shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates or Warrants any legal or equitable right, remedy or claim under this Plan; this Plan shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.




         Adopted by the Board of Directors of PSB BancGroup, Inc. on the ____ day of ___________, 2002.

                                     ATTEST:



                                     ___________________________________
                                     Robert W. Woodard
                                     President


         Adopted by the shareholders of PSB BancGroup, Inc. on the ___ day of April, 2002.



                                     ____________________________________
                                     Thomas M. Riherd, II
                                     Corporate Secretary






                      ------------------------------------


                       PSB BANCGROUP, INC. PROXY STATEMENT
                  500 South 1st Street Lake City, Florida 32025

                                                              Exhibit A - Page 6

                                 REVOCABLE PROXY
                               PSB BANCGROUP, INC.
                       2002 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Robert W. Woodard and Alton C. Milton, Sr., and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of PSB BancGroup, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the First Baptist Church, 206 East Orange Street, Lake City, Florida 32055, on April 16, 2002, at 2:00 P.M., Eastern Time and at any adjournment thereof.

The undersigned shareholder of PSB BancGroup, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.




1.    The election of the following  Class III director  nominees each for three                            WITHHOLD
      year terms:                                                                          FOR             AUTHORITY
                                                                                           ---             ---------
      INSTRUCTION.  To withhold your vote for any individual  nominee,  strike a           [ ]                [ ]
      line in the nominee's name listed below.

                  ALTON C. MILTON, SR.                o              ANDREW T. MOORE                o              ROBERT W. WOODARD

2.    The adoption of the Second Amended and Restated Warrant Plan.                        FOR             AGAINST           ABSTAIN
                                                                                           ---             -------           -------
                                                                                           [ ]               [ ]               [ ]

3.    Ratification  of  the  selection of  Hacker, Johnson & Smith, P.A., as the           FOR             AGAINST           ABSTAIN
      independent  auditors  of PSB  BancGroup, Inc.  for the fiscal year ending           ---             -------           -------
      December 31, 2002.                                                                   [ ]               [ ]               [ ]


4.    A  proposal  that would  allow the  adjournment  of the  Annual Meeting to           FOR             AGAINST           ABSTAIN
      solicit  additional  proxies  in the  event  that there are not sufficient
      votes to approve any one or more of the Proposals.                                   ---             -------           -------
                                                                                           [ ]               [ ]               [ ]

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof, unless indicated otherwise by marking this box [ ].

--------------------------------------------------------------------------------

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The signor acknowledges receipt from PSB BancGroup, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated March 15, 2002 and an Annual Report.

--------------------------------------------------------------------------------

                        --------------------------------------------------------


                                               STICKER


                        --------------------------------------------------------



                    X________________________________________
                     Signature

                    X________________________________________
                     Signature if held jointly

                     No. of Common Shares Voting: __________  Date: ____________